SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT (No. 2-77169)
  UNDER THE SECURITIES ACT OF 1933                         [X]

 Pre-Effective Amendment No.                               [ ]

 Post-Effective Amendment No. 39                           [X]

and

REGISTRATION STATEMENT (No. 811-3455)
 UNDER THE INVESTMENT COMPANY ACT OF 1940                  [X]

 Amendment No. 39                                          [X]

The North Carolina Capital Management Trust
(Exact Name of Registrant as Specified in Charter)

82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)

Registrant's Telephone Number:  617-563-7000

Eric D. Roiter, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)

It is proposed that this filing will become effective
 (  ) immediately upon filing pursuant to paragraph (b)
 (  ) on (             ) pursuant to paragraph (b)
 (  ) 60 days after filing pursuant to paragraph (a)(i)
 (X) on (August 19, 1999) pursuant to paragraph (a)(i)
 (  ) 75 days after filing pursuant to paragraph (a)(ii)
 (  ) on (            ) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:
 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE NORTH CAROLINA CAPITAL
MANAGEMENT TRUST:
CASH PORTFOLIO AND TERM PORTFOLIO

Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.

To learn more about Cash Portfolio and Term Portfolio (each a "fund" or collectively the "funds") and their investments, you can obtain a copy of the funds' most recent financial report and portfolio listing or read the Statement of Additional Information (SAI) dated August 19, 1999 attached to this prospectus. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, or for information or assistance in opening an account, please call Sterling Capital Distributors, Inc. (Sterling) in Charlotte, North Carolina:

(medium solid bullet) Toll-free 1-800-222-3232
(medium solid bullet) or locally 1-704-372-8798

INVESTMENTS IN CASH PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT CASH PORTFOLIO WILL MAINTAIN A STABLE $1.00 SHARE PRICE.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR
OBLIGATIONS OF, OR GUARANTEED BY, ANY
DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY
THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER
AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS,
INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE
NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE
COMMISSION PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

NC-pro-0899

CASH PORTFOLIO seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity, and to maintain a constant net asset value per share of $1.00, through investment in high-grade money market instruments, including obligations of the U.S. Government and the State of North Carolina, and in bonds and notes of any North Carolina local government or public authority.

TERM PORTFOLIO seeks to obtain as high a level of current income as is consistent with the preservation of capital by investing in obligations of the U.S. Government and agencies and instrumentalities of the U.S. Government, obligations of the State of North Carolina, bonds and notes of any North Carolina local government or public authority, and in high-grade money market instruments.

PROSPECTUS
DATED AUGUST 19, 1999



THE
NORTH
CAROLINA
CAPITAL MANAGEMENT TRUST

(FIDELITY_LOGO_GRAPHIC)(REGISTERED TRADEMARK)
82 DEVONSHIRE STREET, BOSTON, MA 02109


CONTENTS


FUND SUMMARY             4   INVESTMENT SUMMARY

                         4   PERFORMANCE

                         6   FEE TABLE

FUND BASICS              7   INVESTMENT DETAILS

                         9   VALUING SHARES

SHAREHOLDER INFORMATION  10  BUYING AND SELLING SHARES

                         17  EXCHANGING SHARES

                         17  ACCOUNT FEATURES AND POLICIES

                         18  DIVIDENDS AND CAPITAL GAIN
                             DISTRIBUTIONS

                         18  TAX CONSEQUENCES

FUND SERVICES            18  FUND MANAGEMENT

                         20  FUND DISTRIBUTION

APPENDIX                 20  FINANCIAL HIGHLIGHTS

                         23  THE STATUTE AND THE CODE

FUND SUMMARY


INVESTMENT SUMMARY

INVESTMENT OBJECTIVE

CASH PORTFOLIO seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity, and to maintain a constant net asset value of $1.00 per share.

PRINCIPAL INVESTMENT STRATEGIES

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

(small solid bullet) Investing in those money market instruments that are authorized for investment by units of local government as specified in North Carolina General Statute 159-30 and 20 North
Carolina Administrative Code 3.0703.

(small solid bullet) Investing in U.S. dollar-denominated money market securities of domestic issuers rated in the highest category by a nationally recognized rating service, U.S. Government securities and repurchase agreements.

(small solid bullet) Generally maintaining a dollar-weighted average maturity at 60 days or less.

(small solid bullet) Investing in compliance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a money market security to decrease.

(small solid bullet) FOREIGN EXPOSURE. Entities located in foreign countries that provide credit support or a maturity-shortening structure can be affected by adverse political, regulatory, market or economic developments in those countries.

(small solid bullet) ISSUER-SPECIFIC CHANGES. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation
(FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

INVESTMENT SUMMARY

INVESTMENT OBJECTIVE

TERM PORTFOLIO seeks to obtain as high a level of current income as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

(small solid bullet) Investing in obligations of the U.S. Government, its agencies or instrumentalities, obligations fully guaranteed by the U.S. Government, or obligations of the State of North Carolina, bonds and notes of any North Carolina local government or public authority and high-grade money market instruments as specified in North Carolina General Statute 159-30 and 20 North Carolina Administrative Code 3.0703.

(small solid bullet) Investing in securities rated in the three highest categories by at least one nationally recognized rating service, or, if unrated, determined to be of equivalent quality.

(small solid bullet) Investing predominantly in U.S. Government securities.

(small solid bullet) Managing the fund so that it generally reacts to changes in interest rates similarly to government bonds with maturities of three years or less.

(small solid bullet) Allocating assets across different market sectors and maturities.

(small solid bullet) Analyzing a security's structural features, current pricing and trading opportunities, and the credit quality of its issuer to select investments.

PRINCIPAL INVESTMENT RISKS

The fund is subject to the following principal investment risks:

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

(small solid bullet) PREPAYMENT. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

PERFORMANCE

The following information illustrates the changes in each fund's performance from year to year and compares Term Portfolio's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Returns are based on past results and are not an indication of future performance.

YEAR-BY-YEAR RETURNS

CASH PORTFOLIO

Calendar Years  1989  1990  1991  1992  1993  1994  1995  1996  1997  1998

                %     %     %     %     %     %     %     %     %     %



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: nil
Row: 9, Col: 1, Value: nil
Row: 10, Col: 1, Value: nil

DURING THE PERIODS SHOWN IN THE CHART FOR CASH PORTFOLIO, THE HIGHEST RETURN FOR A QUARTER WAS __% (QUARTER ENDING ________, 19__) AND THE LOWEST RETURN FOR A QUARTER WAS __% (QUARTER ENDING ________, 19__).

THE YEAR-TO-DATE RETURN AS OF JUNE 30, 1999 FOR CASH PORTFOLIO WAS
__%.

TERM PORTFOLIO

Calendar Years  1989  1990  1991  1992  1993  1994  1995  1996  1997  1998

                %     %     %     %     %     %     %     %     %     %



Percentage (%)
Row: 1, Col: 1, Value: nil
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: nil
Row: 4, Col: 1, Value: nil
Row: 5, Col: 1, Value: nil
Row: 6, Col: 1, Value: nil
Row: 7, Col: 1, Value: nil
Row: 8, Col: 1, Value: nil
Row: 9, Col: 1, Value: nil
Row: 10, Col: 1, Value: nil

DURING THE PERIODS SHOWN IN THE CHART FOR TERM PORTFOLIO, THE HIGHEST RETURN FOR A QUARTER WAS __% (QUARTER ENDING ________, 19__) AND THE LOWEST RETURN FOR A QUARTER WAS __% (QUARTER ENDING ________, 19__).

THE YEAR-TO-DATE RETURN AS OF JUNE 30, 1999 FOR TERM PORTFOLIO WAS
__%.

AVERAGE ANNUAL RETURNS

For the periods ended       Past 1 year  Past 5 years  Past 10 years
December 31, 1998

Cash Portfolio               %            %             %

Term Portfolio               %            %             %

LB 1-Year US Treasury        %            %             %

Lipper Short US Government   %            %             %
Bonds Funds Average

[If FMR had not reimbursed certain fund expenses during these periods, each fund's returns would have been lower.]

The Lehman Brothers 1-Year Treasury Index is a one security index which at the beginning of every month selects the Treasury maturing closest to but not beyond one year from that date.

The Lipper Funds Average reflects the performance (excluding sales charges) of mutual funds with similar objectives.

FEE TABLE

The following table describes the fees and expenses that are incurred when you buy, hold or sell shares of a fund. [The annual fund operating expenses provided below for each fund do not reflect the effect of any reduction of certain expenses during the period.] [The annual fund operating expenses provided below for each fund are based on historical expenses.]

SHAREHOLDER FEES (PAID BY THE INVESTOR DIRECTLY)

Sales charge (load) on        None
purchases and reinvested
distributions

Deferred sales charge (load)  None
on redemptions

ANNUAL FUND OPERATING EXPENSES (PAID FROM FUND ASSETS)

CASH PORTFOLIO  Management fee A             %

                Distribution and Service     %
                (12b-1) fee

                Other expenses               %

                Total annual fund operating  %
                expenses

TERM PORTFOLIO  Management fee A             %

                Distribution and Service     %
                (12b-1) fee

                Other expenses               %

                Total annual fund operating  %
                expenses

A THE MANAGEMENT FEE RATE REPRESENTS THE NET RATE RETAINED BY FMR
AFTER PAYMENT MADE TO THE DISTRIBUTOR. THE MANAGEMENT FEE RATES BEFORE PAYMENT MADE TO THE DISTRIBUTOR BY FMR ARE ___% AND ___% FOR CASH
PORTFOLIO AND TERM PORTFOLIO, RESPECTIVELY.

FMR has entered into arrangements on behalf of each fund with the fund's custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce fund expenses. [Including these reductions, the total fund operating expenses would have been __% for Cash Portfolio and __% for Term Portfolio.]

This EXAMPLE helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.

Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder fees and each fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:


CASH PORTFOLIO  1 year        $

                3 years       $

                5 years       $

                10 years      $

TERM PORTFOLIO  1 year        $

                3 years       $

                5 years       $

                10 years      $

FUND BASICS


INVESTMENT DETAILS

INVESTMENT OBJECTIVE

CASH PORTFOLIO seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity, and to maintain a constant net asset value of $1.00 per share.

PRINCIPAL INVESTMENT STRATEGIES

FMR invests the fund's assets in those money market instruments that are authorized for investment by units of local government as specified in North Carolina General Statute 159-30, as amended (the Statute) and 20 North Carolina Administrative Code 3.0703, as amended (the Code). More detail regarding the provisions of the Statute and the Code is included in the Appendix. FMR invests the fund's assets in U.S. dollar-denominated money market securities of domestic issuers rated in the highest category by a nationally recognized rating service, U.S. Government securities and repurchase agreements.

FMR generally intends to maintain the fund's dollar-weighted average maturity at 60 days or less.

In buying and selling securities for the fund, FMR complies with industry-standard requirements for money market funds regarding the quality, maturity and diversification of the fund's investments. FMR stresses maintaining a stable $1.00 share price, liquidity and income.

INVESTMENT OBJECTIVE

TERM PORTFOLIO seeks to obtain as high a level of current income as is consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

FMR normally invests the fund's assets in obligations of the U.S. Government, its agencies or instrumentalities, obligations fully guaranteed by the U.S. Government, or obligations of the State of North Carolina, bonds and notes of any North Carolina local government or public authority, as permitted pursuant to the Statute and the Code. More detail regarding the provisions of the Statute and the Code is included in the Appendix. FMR currently intends to invest the fund's assets in high-quality securities. Securities are "high-quality" if rated in the three highest categories by at least one nationally recognized rating service, or, if unrated, determined to be of equivalent quality by FMR. FMR expects to invest the fund's assets predominantly in U.S. Government securities. FMR may invest up to 25% of the fund's total assets in the finance industry.

FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to government bonds with maturities of three years or less. However, under the current Code, FMR may invest the fund's assets in securities with maturities of up to seven years. As of June 30, 1999, the dollar-weighted average maturity of the fund was approximately __ years. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.

FMR allocates the fund's assets among different market sectors (for example U.S. Treasury or U.S. Government agency securities) and different maturities based on its view of the relative value of each sector or maturity.

In buying and selling securities for the fund, FMR analyzes a security's structural features, current price compared to its estimated long-term value, and any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.

DESCRIPTION OF PRINCIPAL SECURITY TYPES

MONEY MARKET SECURITIES are high-quality, short-term securities that pay a fixed, variable or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features which have the effect of shortening the security's maturity. Money market securities include bank certificates of deposit, bank acceptances, bank time deposits, notes, commercial paper and U.S. Government securities.

DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values. Debt securities include corporate bonds, government securities, and mortgage and other asset-backed securities.

U.S. GOVERNMENT SECURITIES are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. U.S. Government securities include mortgage and other asset-backed securities.

A REPURCHASE AGREEMENT is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

PRINCIPAL INVESTMENT RISKS

Many factors affect each fund's performance.

Cash Portfolio's yield will change daily based on changes in interest rates and other market conditions. Although the fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of the fund's investments could cause the fund's share price to decrease.

Term Portfolio's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political or financial developments. The fund's reaction to these developments will be affected by the types and maturities of the securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The following factors may significantly affect a fund's performance:

INTEREST RATE CHANGES. Debt and money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt or money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move by the same amount or in the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

FOREIGN EXPOSURE. Entities located in foreign countries that provide credit support or a maturity-shortening structure can involve increased risks. Extensive public information about the provider may not be available and unfavorable political, economic or governmental developments could affect the value of the security.

PREPAYMENT. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment generally offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. If the structure of a security fails to function as intended, the security could decline in value.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes for Term Portfolio. If FMR does so, different factors could affect Term Portfolio's performance and the fund may not achieve its investment objective.

FUNDAMENTAL INVESTMENT POLICIES

The policies discussed below are fundamental, that is, subject to change only by shareholder approval.

CASH PORTFOLIO, the original Portfolio of the trust, seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity, and to maintain a constant net asset value of $1.00 per share through investment in high grade money market instruments, including obligations of the U.S. government and the State of North Carolina, and in bonds and notes of any North Carolina local government or public authority. Cash Portfolio seeks to achieve this objective by investing only in certain of those high-grade money market instruments which are authorized for investment by units of local government as specified in North Carolina General Statute 159-30, as amended, and 20 North Carolina Administrative Code 3.0703, as amended. Cash Portfolio will use its best efforts to maintain a constant net asset value of $1.00 per share.

TERM PORTFOLIO seeks to obtain as high a level of current income as is consistent with the preservation of capital by investing in obligations of the U.S. government and agencies and instrumentalities of the U.S. government, obligations of the State of North Carolina, bonds and notes of any North Carolina local government or public authority and in high grade money market instruments. Term Portfolio seeks to achieve its objective by normally investing only in obligations of the United States, its agencies or instrumentalities, or obligations fully guaranteed by the U.S. government, in obligations of the State of North Carolina and bonds and notes of any North Carolina local government or public authority, and in high grade money market instruments, as permitted pursuant to North Carolina General Statute 159-30, as amended and 20 North Carolina Administrative Code 3.0703, as amended.

VALUING SHARES

The funds are open for business each day that each of the Federal Reserve Bank of Richmond (Richmond Fed), First Union National Bank (First Union) (the funds' custodian), and the New York Stock Exchange
(NYSE) are open, unless following such schedule would cause the funds to be closed for two consecutive business days, in which case, each fund will be open for business each day that the Richmond Fed and First Union are open for business.

Each fund's net asset value per share (NAV) is the value of a single share. Each fund's NAV is normally calculated each business day as of 4:00 p.m. Eastern time. However, NAV may be calculated earlier on any day the Richmond Fed, First Union, or the NYSE closes early, or as permitted by the Securities and Exchange Commission (SEC). Each fund's assets are valued as of these times for the purpose of computing the fund's NAV.

The following holiday closings have been scheduled for 1999: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the Richmond Fed, First Union, or the NYSE may modify its holiday schedule at any time.

To the extent that each fund's assets are traded in other markets on days when the Richmond Fed, First Union or the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

Cash Portfolio's assets are valued on the basis of amortized cost.

Term Portfolio's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations or information furnished by a pricing service is not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

SHAREHOLDER INFORMATION


BUYING AND SELLING SHARES

GENERAL INFORMATION

To contact Sterling for account, product and service information, please use the following Web site and phone numbers:

(small solid bullet) For information over the Internet, visit the Web site at www.fidelitypublic.com/nccmtnet.

(small solid bullet) Toll-free, 1-800-222-3232 (8:30 a.m. - 5:00 p.m.
Eastern time, Monday through Friday).

(small solid bullet) Locally, 1-704-372-8798 (8:30 a.m. - 5:00 p.m.
Eastern time, Monday through Friday).

Please use the following address:

BUYING OR SELLING SHARES

The North Carolina Capital Management Trust
c/o Sterling Capital Distributors, Inc.
One First Union Center
301 S. College Street, Suite 3200
Charlotte, NC 28202-6005

Certain methods, such as by telephone or electronically may be unavailable or delayed (for example, during periods of unusual market activity). You should consider other methods of contacting Sterling, such as sending a facsimile to 1-704-372-2962 or a telegram to Sterling.

BUYING SHARES

Shares of Cash Portfolio and Term Portfolio are offered exclusively to the following entities of the State of North Carolina: local governments and public authorities, as those terms are defined in North Carolina General Statute 159-7, and school administrative units, local ABC boards, community colleges or public hospitals (collectively, "investors"). Each fund offers an economical and convenient vehicle for investment of available cash by investors.

In addition, shares of Term Portfolio are available only to investors with a new or existing account in Cash Portfolio.

The price to buy one share of each fund is the fund's NAV. Each fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your order is received in proper form.

Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, a fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that fund. For these purposes, FMR may consider an investor's trading history in that fund or other funds, and accounts under common ownership or control.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

(small solid bullet) You are advised to place your trades as early in the day as possible and to provide Sterling with advance notice of large purchases.

(small solid bullet) All of your purchases must be made in U.S.
dollars and checks must be drawn on U.S. banks.

(small solid bullet) Sterling does not accept cash.

(small solid bullet) Sterling reserves the right to limit the number of checks processed at one time.

(small solid bullet) Checks received by First Union after 2:00 p.m. Eastern time are not considered received in proper form until the next business day.

(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or the transfer agent has incurred.

(small solid bullet) If you do not notify Sterling of a wire order or if your wire order is not received in proper form by the close of business of the Federal Wire System on the day of purchase, your order will be canceled and you could be liable for any losses or fees a fund or the transfer agent has incurred.

CASH PORTFOLIO
                                     TO OPEN AN ACCOUNT            TO ADD TO AN ACCOUNT

Mail (mail_graphic)                  (small solid bullet) Send a   (small solid bullet) Make
                                     completed, signed             your check payable to
                                     application to the following  "NCCMT: Cash Portfolio."
                                     address:                      Indicate your account number
                                     The North Carolina Capital    and mail your check and a
                                     Management Trust c/o          precoded fund investment
                                     Sterling Capital              slip, which will be supplied
                                     Distributors, Inc. One First  upon request when you open
                                     Union Center 301 S. College   your account, to the
                                     Street, Suite 3200            following address:
                                     Charlotte, NC 28202-6005      The North Carolina Capital
                                                                   Management Trust c/o
                                                                   Sterling Capital
                                                                   Distributors, Inc. One First
                                                                   Union Center 301 S. College
                                                                   Street, Suite 3200
                                                                   Charlotte, NC 28202-6005

Phone 1-800-544-777 (phone_graphic)  (small solid bullet) Not      (small solid bullet) Exchange
                                     available.                    from a Term Portfolio
                                                                   account with the same
                                                                   registration, including
                                                                   name, and address.
                                                                   (small solid bullet) Call
                                                                   Sterling toll-free at
                                                                   1-800-222-3232 or locally at
                                                                   1-704-372-8798 before 4:00
                                                                   p.m. Eastern time.

In Person (hand_graphic)             (small solid bullet) Not      (small solid bullet) Bring
                                     available.                    your check and a precoded
                                                                   fund investment slip, which
                                                                   will be supplied upon
                                                                   request when you open your
                                                                   account, to any branch of
                                                                   First Union National Bank of
                                                                   North Carolina.

Wire (wire_graphic)                  (small solid bullet) Not      (small solid bullet) You may
                                     available.                    obtain wire instructions by
                                                                   calling Sterling toll-free
                                                                   at 1-800-222-3232 or locally
                                                                   at 1-704-372-8798.
                                                                   (small solid bullet) You may
                                                                   purchase shares of Cash
                                                                   Portfolio with federal
                                                                   funds, through the Automated
                                                                   Clearing House System, or
                                                                   through certain state
                                                                   transfer payment systems.
                                                                   (small solid bullet) For
                                                                   federal funds purchases,
                                                                   call Sterling before 12:00
                                                                   noon Eastern time on the day
                                                                   you send your federal funds
                                                                   wire.
                                                                   (small solid bullet) For ACH
                                                                   purchases, call Sterling
                                                                   before 4:00 p.m. Eastern
                                                                   time on the business day
                                                                   before the ACH payment is to
                                                                   be deducted from your bank
                                                                   account.



TERM PORTFOLIO

                                     TO OPEN AN ACCOUNT            TO ADD TO AN ACCOUNT

Mail (mail_graphic)                  (small solid bullet) Send a   (small solid bullet) Not
                                     completed, signed             available.
                                     application to the following
                                     address:
                                     The North Carolina Capital
                                     Management Trust c/o
                                     Sterling Capital
                                     Distributors, Inc. One First
                                     Union Center 301 S. College
                                     Street, Suite 3200
                                     Charlotte, NC 28202-6005

Phone 1-800-544-777 (phone_graphic)  (small solid bullet) Not      (small solid bullet) Exchange
                                     available.                    from a Cash Portfolio
                                                                   account with the same
                                                                   registration, including
                                                                   name, and address.
                                                                   (small solid bullet) Call
                                                                   Sterling toll-free at
                                                                   1-800-222-3232 or locally at
                                                                   1-704-372-8798 before 4:00
                                                                   p.m. Eastern time.

In Person (hand_graphic)             (small solid bullet) Not      (small solid bullet) Not
                                     available.                    available.

Wire (wire_graphic)                  (small solid bullet) Not      (small solid bullet) You may
                                     available.                    obtain wire instructions by
                                                                   calling Sterling toll-free
                                                                   at 1-800-222-3232 or locally
                                                                   at 1-704-372-8798.
                                                                   (small solid bullet) You may
                                                                   purchase shares of Term
                                                                   Portfolio with federal funds
                                                                   and through the Automated
                                                                   Clearing House System.
                                                                   (small solid bullet) For
                                                                   federal funds purchases,
                                                                   call Sterling before 4:00
                                                                   p.m. Eastern time on the
                                                                   business day before you send
                                                                   your federal funds wire.
                                                                   (small solid bullet) For ACH
                                                                   purchases, call Sterling
                                                                   before 4:00 p.m. Eastern
                                                                   time on the business day
                                                                   before the ACH payment is to
                                                                   be deducted from your bank
                                                                   account.


SELLING SHARES

The price to sell one share of each fund is the fund's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form.

When you place an order to sell shares, note the following:

(small solid bullet) You are advised to place your trades as early in the day as possible and to provide Sterling with advance notice of large redemptions.

(small solid bullet) Normally, Fidelity will process redemptions on the same business day, provided your redemption wire request for Cash Portfolio is received in proper form by Sterling before 12:00 noon Eastern time, and will process all other redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect a fund.

(small solid bullet) Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.

(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

(small solid bullet) Redemption proceeds may be paid in securities or other assets rather than in cash if the Board of Trustees determines it is in the best interests of a fund.

(small solid bullet) If you sell shares of Cash Portfolio by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.

(small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.

(small solid bullet) Unless otherwise instructed, the transfer agent will send a check to the record address.

                                                ACCOUNT                  SPECIAL REQUIREMENTS

PHONE (phone_graphic)                           All accounts             (small solid bullet) You may
                                                                         exchange to Cash Portfolio
                                                                         from Term Portfolio, and
                                                                         vice versa, if both accounts
                                                                         are registered with the same
                                                                         name(s), and address.
                                                                         (small solid bullet) An
                                                                         authorized finance official
                                                                         (or his/her agent or
                                                                         designee) who has completed
                                                                         the account application may
                                                                         call Sterling toll-free at
                                                                         1-800-222-3232 or locally at
                                                                         1-704-372-8798 before 4:00
                                                                         p.m. Eastern time.

Mail or in Person (mail_graphic)(hand_graphic)  All accounts             (small solid bullet) The
                                                                         letter of instruction must
                                                                         be signed by an authorized
                                                                         finance official (or his/her
                                                                         agent or designee) who has
                                                                         completed the account
                                                                         application.

Wire (wire_graphic)                             All accounts             (small solid bullet) You must
                                                                         sign up for the wire feature
                                                                         before using it. To verify
                                                                         that it is in place, call
                                                                         Sterling toll-free at
                                                                         1-800-222-3232 or locally at
                                                                         1-704-372-8798.
                                                                         (small solid bullet) For
                                                                         federal funds redemptions,
                                                                         your redemption request must
                                                                         be received by Sterling
                                                                         before 12:00 noon Eastern
                                                                         time for Cash Portfolio for
                                                                         money to be wired on the
                                                                         same business day, or before
                                                                         4:00 p.m. Eastern time for
                                                                         Cash Portfolio or Term
                                                                         Portfolio for money to be
                                                                         wired on the next business
                                                                         day.
                                                                         (small solid bullet) For ACH
                                                                         redemptions, your redemption
                                                                         request must be received by
                                                                         Sterling before 4:00 p.m.
                                                                         Eastern time for payment to
                                                                         be received by your bank on
                                                                         the next business day.

Check (check_graphic)                           Cash Portfolio accounts  (small solid bullet) All
                                                                         account owners must sign a
                                                                         signature card to receive a
                                                                         checkbook.


EXCHANGING SHARES

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder you have the privilege of exchanging shares of Cash Portfolio for shares of Term Portfolio, and vice versa.

However, you should note the following policies and restrictions governing exchanges:

(small solid bullet) You may exchange only between accounts that are registered in the same name and address.

(small solid bullet) Before exchanging into a fund, read its prospectus.

(small solid bullet) Exchanges may have tax and/or accounting consequences for you.

(small solid bullet) Currently, there is no limit on the number of exchanges out of a fund.

(small solid bullet) Each fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

The funds may terminate or modify the exchange privileges in the future.

ACCOUNT FEATURES AND POLICIES

FEATURES

The following features are available to buy and sell shares of the funds.

WIRE
TO PURCHASE AND SELL SHARES VIA THE FEDERAL RESERVE WIRE SYSTEM.

(small solid bullet) You must sign up for the Wire feature before using it. Complete the appropriate section on the application when opening your account, or call Sterling toll-free at 1-800-222-3232 or locally at 1-704-372-8798, to add the feature after your account is opened. When designating a North Carolina bank to receive redemption proceeds, you should determine that the bank satisfies any legal requirement under North Carolina law prior to signing up for the Wire feature.

(small solid bullet) To change the bank account designated to receive redemption proceeds, or to add the Wire feature on additional accounts, at any time prior to making a redemption request, you should send a letter of instruction to the following address:

The North Carolina Capital Management Trust
c/o Sterling Capital Distributors, Inc.
One First Union Center
301 S. College Street, Suite 3200
Charlotte, NC 28202-6005

(small solid bullet) Call Sterling toll-free at 1-800-222-3232 or locally at 1-704-372-8798 to verify that this feature is set up on your account.

CHECKWRITING
TO REDEEM SHARES FROM YOUR CASH PORTFOLIO ACCOUNT.

(small solid bullet) To set up, complete the appropriate section on the application when opening your account.

(small solid bullet) To add the feature after your account is opened, call Sterling toll-free at 1-800-222-3232 or locally at 1-704-372-8798.

(small solid bullet) All account owners must sign a signature card to receive a checkbook.

(small solid bullet) The transfer agent may limit the number of checks you may write during a specified period.

(small solid bullet) Do not try to close out your account by check.

(small solid bullet) To obtain more checks, call Sterling toll-free at 1-800-222-3232 or locally at 1-704-372-8798.

(small solid bullet) YOU ARE ADVISED THAT THE USE OF THE CHECKWRITING FEATURE MAY BE LIMITED BY NORTH CAROLINA GENERAL STATUTE 159-28.

(small solid bullet) Cash Portfolio is not permitted or authorized to function as an "official depository" for any of its shareholders.

(small solid bullet) Cash Portfolio and First Union may suspend the checkwriting feature, and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions which are deemed by the Board of Trustees to be adverse to the interest of shareholders.

ARBITRAGE REPORTING SERVICES. Special reporting is available for state and local entities that require rebate information for the invested proceeds of their issued tax-exempt obligations pursuant to the Tax Reform Act of 1986. Sterling, FMR, their affiliates and the funds do not assume responsibility for the accuracy of the services provided. Please call Sterling for more information.

POLICIES

The following policies apply to you as a shareholder.

STATEMENTS AND REPORTS that the transfer agent sends to you include the following:

(small solid bullet) Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund).

(small solid bullet) Monthly or quarterly account statements
(detailing account balances and all transactions completed during the prior month or quarter).

(small solid bullet) Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses will be mailed, even if you have more than one account in a fund. Call Sterling at [______]if you need additional copies of financial reports or prospectuses.

You may initiate many TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity and Sterling will not be responsible for any losses resulting from unauthorized transactions if they follow reasonable security procedures designed to verify the identity of the investor. Sterling may request certain information for verification purposes, and Sterling records all telephone calls for your protection. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, please call Sterling for instructions. Additional documentation may be required.

When you sign your ACCOUNT APPLICATION, you may be asked to certify that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.

The transfer agent may charge a FEE FOR CERTAIN SERVICES, such as providing historical account documents.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Each fund earns interest, dividends and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gain distributions.

Term Portfolio normally declares dividends daily and pays them monthly. Term Portfolio normally pays capital gain distributions in August and December.

Distributions you receive from Cash Portfolio consist primarily of dividends. Cash Portfolio normally declares dividends daily and pays them monthly.

EARNING DIVIDENDS

For Cash Portfolio, shares purchased by a wire order prior to 12:00 noon Eastern time, with receipt of the wire in proper form by First Union before the close of the Federal Reserve Wire System on that day, begin to earn dividends on the day of purchase. Cash Portfolio shares purchased by all other orders begin to earn dividends on the first business day following the day of purchase.

For Term Portfolio, shares begin to earn dividends on the first business day following the day of purchase.

For Cash Portfolio, shares redeemed by a wire order prior to 12:00 noon Eastern time earn dividends through the day prior to the day of redemption. Cash Portfolio shares redeemed by all other orders earn dividends until, but not including, the next business day following the day of redemption.

For Term Portfolio, shares earn dividends until, but not including, the next business day following the day of redemption.

DISTRIBUTION OPTIONS

When you open an account, specify on your application how you want to receive your distributions. The following options may be available for each fund's distributions:

1. REINVESTMENT OPTION. Your dividends and capital gain distributions, if any, will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. CASH OPTION. Your dividends and capital gain distributions, if any, will be paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, call Sterling.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

TAX CONSEQUENCES

As with any investment, your investment in a fund could have tax consequences for you.

It is anticipated that most investors in the funds will be "political subdivisions" of the State of North Carolina. Section 115(1) of the Internal Revenue Code, as amended (Internal Revenue Code), provides in part that gross income does not include income derived from the exercise of any essential governmental function and accruing to a state or any political subdivision thereof. The receipt of revenue from each fund for the benefit of a political subdivision investing in the fund may constitute an exercise of an essential governmental function. A portion of the earnings derived from funds that are subject to the arbitrage limitations or rebate requirements of the Internal Revenue Code may be required to be paid to the U.S. Treasury as computed in accordance with such requirements.

Although most investors in each fund will be tax-exempt entities, the information that follows pertains to taxable and tax-exempt investors who must account for income and gains that may result from certain shareholder transactions.

TAXES ON DISTRIBUTIONS. Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, each fund's dividends and distributions of short-term capital gains are taxable to you as ordinary income. Each fund's distributions of long-term capital gains, if any, are taxable to you generally as capital gains.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes. A return of capital will generally not be taxable to you, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

TAXES ON TRANSACTIONS. Your Term Portfolio redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund is the difference between the cost of your shares and the price you receive when you sell them.

FUND SERVICES


FUND MANAGEMENT
Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is each fund's manager.

As of ______, FMR had approximately $_____ billion in discretionary assets under management.

As the manager, FMR is responsible for choosing the funds' investments and handling their business affairs.

Fidelity Investments Money Management, Inc. (FIMM), in Merrimack, New Hampshire, serves as sub-adviser for each fund. FIMM is primarily responsible for choosing investments for each fund.

FIMM is an affiliate of FMR. As of ______, FIMM had approximately
$______ in discretionary assets under management.

A fund could be adversely affected if the computer systems used by FMR and other service providers do not properly process and calculate date-related information from and after January 1, 2000. FMR has advised each fund that it is actively working on necessary changes to its computer systems and expects that its systems, and those of other major service providers, will be modified prior to January 1, 2000. However, there can be no assurance that there will be no adverse impact on a fund.

Robert Duby is vice president and manager of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio, which he has managed since May 1998 and December 1998, respectively. He also manages other funds. Mr. Duby joined Fidelity as a portfolio manager in 1982.

Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

From time to time a manager, analyst or other Fidelity employee may express views regarding a particular company, security, industry or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the funds.

Each fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month.

FMR pays most other expenses of the fund.

Each fund's annual management fee rate is 0.350% of average net assets through $1.0 billion; 0.320% of average net assets in excess of $1.0 billion through $2.0 billion; and 0.290% of average net assets in excess of $2.0 billion.

For the fiscal year ended June 30, 1999, Cash Portfolio paid a management fee of __% of the fund's average net assets, and Term
Portfolio paid a management fee of __% of the fund's average net assets.

FMR pays FIMM for providing assistance with investment advisory services.

FMR may, from time to time, agree to reimburse the funds for management fees above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated by FMR at any time, can decrease a fund's expenses and boost its performance.

[As of ______, approximately __% and __% of Cash Portfolio and Term Portfolio's total outstanding shares, respectively, were held by FMR and FMR affiliates.]

FUND DISTRIBUTION

Fidelity Distributors Corporation (FDC) distributes each fund's shares through Sterling Capital Distributors, Inc. (Sterling).

Each of Cash Portfolio and Term Portfolio has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee to pay expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR pays FDC a monthly 12b-1 fee, all of which FDC pays Sterling, as compensation for providing services intended to result in the sale of fund shares and/or shareholder support services, such as processing shareholder inquiries, account maintenance, and processing purchases, redemptions, transfers, and exchanges. FMR currently pays Sterling, through FDC, a monthly 12b-1 fee according to the following schedule:
0.150% of average net assets through $1.0 billion; 0.150% of average net assets in excess of $1.0 billion through $2.0 billion; and 0.140% of average net assets in excess of $2.0 billion.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of a fund, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC or Sterling. This prospectus and the related SAI do not constitute an offer by the funds or by FDC or Sterling to sell shares of the funds to, or to buy shares of the funds from, any person to whom it is unlawful to make such offer.

APPENDIX


FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each fund's financial history for the past 5 years. Certain information reflects financial results for a single fund share. Total returns for each period include the reinvestment of all dividends and distributions. This information has been audited by ______, independent accountants, whose report, along with each fund's financial highlights and financial statements, are included in the funds' annual report. A free copy of the annual report is available upon request.

[Financial Highlights to be filed by subsequent amendment.]

THE STATUTE AND THE CODE

If the Statute or the Code, or any legislation or regulations relating to those parameters change in the future, the Trustees may authorize corresponding changes in the instruments in which the funds may invest without first obtaining shareholder approval. Currently, the rulings, regulations and interpretations to which the funds adhere allow the funds to invest only in the following instruments:

(i) Obligations of the United States or obligations fully guaranteed both as to principal and interest by the United States;

(ii) Obligations of the Federal Financing Bank, the Federal Farm Credit Bank, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Land Banks, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, Fannie Mae (formerly known as Federal National Mortgage Association), the Government National Mortgage Association, the Federal Housing Administration, the Farmers Home Administration, and the United States Postal Service;

(iii) Obligations of the State of North Carolina and bonds and notes of any North Carolina local government or public authority;

(iv) Savings certificates issued by any savings and loan association organized under the laws of the State of North Carolina or by any federal savings and loan association having its principal office in North Carolina; provided that any principal amount of such certificate in excess of the amount insured by the federal government or any agency thereof, or by a mutual deposit guaranty association authorized by the Administrator of the Savings Institutions Division of the Department of Commerce of the State of North Carolina, be fully collateralized;

(v) Prime quality commercial paper bearing the highest rating of at least one nationally recognized rating service and not bearing a rating below the highest by any nationally recognized rating service which rates the particular obligation;

(vi) Bills of exchange or time drafts drawn on and accepted by a commercial bank (commonly referred to as "bankers' acceptances") and eligible for use as collateral by member banks in borrowing from a federal reserve bank, provided that the accepting bank or its holding company is either (a) incorporated in the State of North Carolina or
(b) has outstanding publicly held obligations bearing the highest rating of at least one nationally recognized rating service and not bearing a rating below the highest by any nationally recognized rating service which rates the particular obligations;

(vii) Evidences of ownership of, or fractional undivided interests in, future interest and principal payments on either direct obligations of the United States Government or obligations the principal of and the interest on which are guaranteed by the United States, which obligations are held by a bank or trust company organized and existing under the laws of the United States or any state in the capacity of custodian; or

(viii) Repurchase agreements with respect to either direct obligations of the United States or obligations the principal of and the interest on which are guaranteed by the United States if entered into with a broker or dealer, as defined by the Securities Exchange Act of 1934, which is a dealer recognized as a primary dealer by a Federal Reserve Bank, or any commercial bank, trust company or national banking association, the deposits of which are insured by the FDIC or any successor thereof.

You can obtain additional information about the funds. The funds' SAI includes more detailed information about the funds' investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the funds' investment strategies that affected performance. For a free copy of any of these documents or to request other information or ask questions about the funds, call Sterling Capital Distributors, Inc. (Sterling) in Charlotte, North Carolina:

Toll-free 1-800-222-3232
Locally 1-704-372-8798

The SAI, the funds' annual and semi-annual reports and other related materials are available on the SEC's Internet Web site (http://www.sec.gov). You can obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER, 811-3455.

Fidelity is a registered trademark of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

[Item code number] NC-pro-0899

THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST:
CASH PORTFOLIO
TERM PORTFOLIO
STATEMENT OF ADDITIONAL INFORMATION
   AUGUST 19, 1999

This statement of additional information (SAI) is not a prospectus.
   Portions of the funds' annual report are incorporated herein. The annual report is supplied with this SAI.

To obtain a free additional copy of the prospectus, dated    August
19, 1999,     or an annual report, please call Sterling Capital
Distributors, Inc. (Sterling) in Charlotte, North Carolina at
[______].


TABLE OF CONTENTS              PAGE

Investment Policies and        19
Limitations

Portfolio Transactions         22

Valuation                      24

Performance                    24

Additional Purchase, Exchange  31
and Redemption Information

Distributions and Taxes        31

Trustees and Officers          31

Control of Investment Adviser  32

Management Contracts           33

Distribution Services          34

Transfer and Service Agent     34
Agreements

Description of the Trust       34

Financial Statements           35

Appendix                       35


NC-ptb-0   899
   1.78662.101

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

INVESTMENT LIMITATIONS OF CASH PORTFOLIO

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the government of the United States, its agencies or instrumentalities) if, as a result, more than 5% of the fund's total assets would be invested in the securities of such issuer, provided, however, that in the case of certificates of deposit and bankers' acceptances up to 25% of the fund's total assets may be invested without regard to such 5% limitation, but shall instead be subject to a 10% limitation;

(2) pledge assets, except that the fund may pledge not more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with limitation (5) below;

(3) make short sales of securities;

(4) purchase securities on margin (but the fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities);

(5) borrow money, except from a bank for temporary or emergency purposes (not for leveraging or investment) in an amount not to exceed one-third of the current value of the total assets of the fund (including the amount borrowed) less its liabilities (not including the amount borrowed) at the time the borrowing is made. (If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will be promptly (within 3 days) reduced to the extent necessary to comply with the limitation. The fund will borrow only to facilitate redemptions requested by shareholders which might otherwise require untimely disposition of portfolio securities and will not purchase securities while borrowings are outstanding.);

(6) act as an underwriter (except as it may be deemed such in a sale of restricted securities);

(7) knowingly purchase a security which is subject to legal or contractual restrictions on resale or for which there is no readily available market quotation or engage in a "qualified repurchase agreement" maturing in more than seven days with respect to any security, if, as a result, more than 10% of the fund's total assets (taken at current value) would be invested in such securities (investments in instruments of smaller banks which are not readily marketable will be considered to be within this 10% limitation);

(8) purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the government of the United States, its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, however, that it may invest more than 25% of its total assets in the obligations of banks. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy;

(9) buy or sell real estate;

(10) buy or sell commodities, or commodity (futures) contracts;

(11) make loans to other persons, except (i) by the purchase of debt obligations in which the fund is authorized to invest in accordance with its investment objective, and (ii) by engaging in "qualified repurchase agreements." In addition, the fund may lend its portfolio securities to broker-dealers or other institutional investors, provided that the borrower delivers cash or cash equivalent collateral to the fund and agrees to maintain such collateral so that it equals at least 100% of the value of the securities loaned. Any such securities loan may not be made if, as a result thereof, the aggregate value of all securities loaned exceeds 33 1/3% of the total assets of the fund;

(12) purchase the securities of other investment companies or investment trusts;

(13) purchase the securities of a company if such purchase, at the time thereof, would cause more than 5% of the value of the fund's total assets to be invested in securities of companies, which, including predecessors, have a record of less than three years' continuous operation;

(14) invest in oil, gas, or other mineral exploration or development programs;

(15) purchase or retain the securities of any issuer, any of whose officers, directors, or securityholders is a Trustee, director, or officer of the fund or of its investment adviser, if or so long as the Trustees, directors, and officers of the fund and of its investment adviser together own beneficially more than 5% of any class of securities of such issuer;

(16) write or purchase any put or call option; or

(17) invest in companies for the purpose of exercising control or management.

Investment limitation (5) is construed in conformity with the 1940 Act; accordingly, "3 days" means three business days, exclusive of Sundays and holidays.

THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED
WITHOUT SHAREHOLDER APPROVAL.

 (I) The fund does not currently intend to purchase a security (other than obligations issued or guaranteed as to principal and interest by the government of the United States, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer; provided that, with respect to certificates of deposit and bankers' acceptances, the fund may invest up to 10% of its total assets in the first tier securities of a single issuer for up to three business days.

 (II) The fund does not currently intend to engage in securities lending and will do so only when the Trustees determine that it is advisable and appropriate.

For purposes of limitation: (1) and (i), certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.

   For purposes of limitation (8), the fund may invest in obligations of banks as permitted pursuant to North Carolina General Statute 159-30 (the Statute) and 20 North Carolina Administrative Code 3.0703 (the Code). FMR limits the fund's investments in domestic bank obligations to those banks having total assets in excess of one billion dollars and subject to regulation by the U.S. Government. FMR may also invest the fund's assets in certificates of deposit issued by banks insured by the FDIC having total assets of less than one billion dollars, provided that the fund will at no time own more than an aggregate of $100,000 in principal and interest obligations (or any higher principal amount or principal and interest which in the future may be fully covered by FDIC insurance) of any one such issuer.

INVESTMENT LIMITATIONS OF TERM PORTFOLIO

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) purchase the securities of any issuer (except the United States government, its agencies or instrumentalities or securities which are backed by the full faith and credit of the United States) if, as a result: (a) more than 5% of its total assets would be invested in the securities of such issuer, provided, however, that up to 25% of its total assets may be invested without regard to such 5% limitation; or
(b) the fund would hold more than 10% of the voting securities of any issuer;

(2) pledge, mortgage, or hypothecate its assets, except that, to secure borrowings permitted by limitation (5) below, it may pledge securities having a market value at the time of pledge not exceeding 33 1/3% of the value of the fund's total assets;

(3) make short sales of securities;

(4) purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

(5) borrow money, except from a bank for temporary or emergency purposes and not for investment purposes, and then in an amount not exceeding 33 1/3% of the value of the fund's total assets at the time of borrowing; if at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will be promptly (within 3 days) reduced to the extent necessary to comply with the limitation (the fund will not purchase securities for investment while borrowings equaling 5% or more of its total assets are outstanding);

(6) underwrite any issue of securities, except to the extent that the purchase of bonds in accordance with the fund's investment objective, policies, and limitations, either directly from the issuer, or from an underwriter for an issuer, may be deemed to be underwriting;

(7) knowingly purchase or otherwise acquire any securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market or engage in any repurchase agreements which mature in more than seven days if, as a result, more than 10% of the value of its net assets would be invested in all such securities;

(8) purchase the securities of any issuer (except the United States government, its agencies or instrumentalities or securities which are backed by the full faith and credit of the United States) if, as a result, more than 25% of total fund assets would be invested in any one industry;

(9) purchase or sell real estate, but this shall not prevent the fund from investing in bonds or other obligations secured by real estate or interests therein;

(10) purchase or sell commodities or commodity contracts;

(11) make loans, except (i) by the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies, and limitations, and (ii) by engaging in repurchase agreements and loan transactions with respect to such debt obligations if, as a result thereof, not more than 33 1/3% of the fund's total assets (taken at current value) would be subject to loan transactions;

(12) write or purchase any put or call options or any combinations thereof;

(13) purchase the securities of other investment companies or investment trusts; or

(14) invest in oil, gas or other mineral exploration or development programs.

Investment limitation (5) is construed in conformity with the 1940 Act; accordingly, "3 days" means three business days, exclusive of Sundays and holidays.

THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED
WITHOUT SHAREHOLDER APPROVAL.

 (I) The fund does not currently intend to engage in securities lending and will do so only when the Trustees determine that it is advisable and appropriate.

 (II) The fund does not currently intend to borrow money, except from a bank for temporary or emergency purposes (not for leveraging or investment) in an amount not to exceed one-third of the current value of the total assets of the fund (including the amount borrowed) less its liabilities (not including the amount borrowed) at the time the borrowing is made. (If at any time the fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will be promptly (within three days) reduced to the extent necessary to comply with the limitation. The fund will borrow only to facilitate redemptions requested by shareholders which might otherwise require untimely disposition of portfolio securities and will not purchase securities while borrowings are outstanding).

Investment limitation (ii) is construed in conformity with the 1940 Act; accordingly, "three days" means three business days, exclusive of Sundays and holidays.

Each fund's investments must be consistent with its investment objective and policies AND AS PERMITTED PURSUANT TO THE STATUTE AND THE CODE. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the funds.

AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

ASSET-BACKED SECURITIES represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

   BORROWING. Each fund may borrow from banks. If Term Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off.

   CASH MANAGEMENT. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities or repurchase agreements. Generally, these securities offer less potential for gains than other types of securities.

       DOLLAR-WEIGHTED AVERAGE MATURITY    is derived by multiplying
the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of the fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

   For example, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

   FINANCIAL SERVICES EXPOSURE. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the financial services sector can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

   ILLIQUID SECURITIES     cannot be sold or disposed of in the
ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a fund. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid securities. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

   INVESTMENT-GRADE DEBT SECURITIES. Investment-grade debt securities are medium and high-quality securities. Some may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch IBCA Inc., or is unrated but considered to be of equivalent quality by FMR.

MONEY MARKET SECURITIES are high-quality, short-term obligations. Money market securities may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the funds.

MORTGAGE SECURITIES are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

       Fannie Maes and Freddie Macs    are pass-through securities
issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

In order to earn additional income for a fund, FMR may use a trading strategy that involves selling mortgage securities and simultaneously agreeing to purchase similar securities on a later date at a set price. This trading strategy may result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

MUNICIPAL SECURITIES are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders. A municipal security may be owned directly or through a participation interest.

Restriction: A fund may invest in municipal securities as permitted pursuant to the Statute and the Code.

PUT FEATURES entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.

REPURCHASE AGREEMENTS involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The funds will engage in repurchase agreement transactions with a broker or dealer that is a dealer recognized as a primary dealer by the Federal Reserve Bank, or any commercial bank, trust company or national banking association, the deposits of which are insured by the Federal Deposit Insurance Corporation (FDIC) or any successor thereof.

RESTRICTED SECURITIES are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

SOURCES OF CREDIT OR LIQUIDITY SUPPORT. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit of the credit or liquidity enhancement provider in determining whether to purchase a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the entity providing the enhancement could affect the value of the security or a fund's share price.

STRIPPED SECURITIES a   re the separate income or principal components
of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

       TEMPORARY DEFENSIVE POLICIES. Term Portfolio reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.

VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

       WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

   When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

   A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and investment accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.

If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.

Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other investment accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of investment accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).

For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.

The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.

Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.

Subject to applicable limitations of the federal securities laws, a fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.

   To the extent permitted by applicable law, FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.

FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for investment accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.

The Trustees of each fund periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

For the fiscal periods ended June 30, 1999 and 1998, the portfolio turnover rates were ___% and ___%, respectively, for Term Portfolio. [Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in FMR's investment outlook.]

   [The following tables show the brokerage commissions paid by the funds. Significant changes in brokerage commissions paid by a fund from year to year may result from changing asset levels throughout the year. A fund may pay both commissions and spreads in connection with the placement of portfolio transactions.] [For the fiscal years ended June 30, 1999, 1998, and 1997 the funds paid no brokerage commissions.]

   The following table shows the total amount of brokerage commissions paid by each fund.

                Fiscal Year Ended  Total Amount Paid

CASH PORTFOLIO  June

1999                               $

TERM PORTFOLIO

1999

   [Of the following tables, the first shows the total amount of brokerage commissions paid by each fund to NFSC , FBS and FBSJ, for the past three fiscal years. The second table shows the approximate percentage of aggregate brokerage commissions paid by a fund to NFSC, FBS and FBSJ for transactions involving the approximate percentage of the aggregate dollar amount of transactions for which the fund paid brokerage commissions for the fiscal year ended 1999. NFSC , FBS, and FBSJ are paid on a commission basis.]

                                   Total Amount Paid

                Fiscal Year Ended  [To NFSC]          [To FBS]  [To FBSJ]

CASH PORTFOLIO  June

1999                               $                  $         $

TERM PORTFOLIO

1999



                Fiscal Year Ended 1999  % of  Aggregate Commissions  % of  Aggregate Dollar Amount  % of  Aggregate
Commissions
                                        Paid to NFSC                 of Transactions Effected       Paid to FBS

                                                                     through NFSC


CASH PORTFOLIO  June                     %                            %                              %


TERM PORTFOLIO  June                     %                            %                              %




                % of  Aggregate Dollar Amount  % of Aggregate Commissions  % of Aggregate Dollar Amount
                of Transactions Effected       Paid to FBSJ                of Transactions Effected
                through FBS                                                through FBSJ

CASH PORTFOLIO   %                              %                           %

TERM PORTFOLIO   %                              %                           %


   [(dagger) The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFSC, FBS and FBSJ is a result of the low commission rates charged by NFSC, FBS and FBSJ.]


   [NFSC, FBS and FBSJ have used a portion of the commissions paid by a fund to reduce that fund's expenses.]

[The following table shows the dollar amount of brokerage commissions paid to firms that provided research services and the approximate dollar amount of the transactions involved for the fiscal year ended 1999.]

                Fiscal Year Ended 1999  $ Amount of  Commissions Paid  $ Amount of  Brokerage
                                        to Firms  that Provided        Transactions  Involved*
                                        Research Services*

CASH PORTFOLIO  June                     $                              $

TERM PORTFOLIO  June


[*The provision of research services was not necessarily a factor in the placement of all this business with such firms.]

[For the fiscal year ended June 30, 1999 the funds paid no brokerage commissions to firms that provided research services.]

From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.

Investment decisions for each fund are made independently from those of other funds managed by FMR or investment accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION

Each fund's net asset value per share (NAV) is the value of a single share. The NAV of each fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

TERM PORTFOLIO Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

   The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of the Board of Trustees, some other method would more accurately reflect the fair value of such securities. For example, securities and other assets for which there is no readily available market value may be valued in good faith by the Board of Trustees. In making a good faith determination of the value of a security, the Board of Trustees may review price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

CASH PORTFOLIO. Portfolio securities and other assets are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price a fund would receive if it sold the instrument.

At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from a fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

PERFORMANCE

A fund may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. The share price of Term Portfolio, the yield of Term Portfolio and Cash Portfolio, and return fluctuate in response to market conditions and other factors, and the value of Term Portfolio's shares when redeemed may be more or less than their original cost.

YIELD CALCULATIONS (CASH PORTFOLIO). To compute the yield for Cash Portfolio for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. Cash Portfolio also may calculate an effective yield by compounding the base period return over a one-year period. In addition to the current yield, Cash Portfolio may quote yields in advertising based on any historical seven-day period. Yields for Cash Portfolio are calculated on the same basis as other money market funds, as required by applicable regulation.

Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

YIELD CALCULATIONS (TERM PORTFOLIO). Yields for the fund are computed by dividing the fund's interest and income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Income is adjusted to reflect gains and losses from principal repayments received by the fund with respect to mortgage-related securities and other asset-backed securities. Other capital gains and losses generally are excluded from the calculation.

Income calculated for the purposes of calculating the fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.

Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.

Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

Term Portfolio also may quote its distribution rate, which expresses the historical amount of income dividends paid by Term Portfolio as a percentage of Term Portfolio's share price. The distribution rate is calculated by dividing Term Portfolio's daily dividend per share by its share price for each day in the 30-day period, averaging the resulting percentages, and then expressing the average rate in annualized terms.

RETURN CALCULATIONS. Returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a fund's NAV over a stated period. A cumulative return reflects actual performance over a stated period of time. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a fund.

In addition to average annual returns, a fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax or after-tax basis. Returns, yields and other performance information may be quoted numerically or in a table, graph, or similar illustration.

NET ASSET VALUE. Charts and graphs using Term Portfolio's NAVs, adjusted NAVs, and benchmark indexes may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.

CALCULATING HISTORICAL CASH PORTFOLIO AND TERM PORTFOLIO RESULTS. The following tables show performance for each fund.

HISTORICAL CASH PORTFOLIO AND TERM PORTFOLIO RESULTS. The following tables show Cash Portfolio's 7-day yield, Term Portfolio's 30-day yield, and both portfolios' return for the fiscal periods ended June 30, 1999.


                                 Average Annual Returns                         Cumulative Returns

                Seven-Day Yield  One Year                Five Years  Ten Years  One Year            Five Years  Ten Years

Cash Portfolio   %                %                       %           %          %                   %           %




                                  Average Annual Returns                         Cumulative Returns

                Thirty-Day Yield  One Year                Five Years  Ten Years  One Year            Five Years  Ten Years

Term Portfolio   %                 %                       %           %          %                   %           %


[Note: If FMR had not reimbursed certain fund expenses during these periods, ______'s returns would have been lower.]

[Note: If FMR had not reimbursed certain fund expenses during these periods, ______'s yield would have been ___%.]

The following tables show the income and capital elements of each fund's cumulative return. The tables compare each fund's return to the record of the Standard & Poor's 500 Index (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each fund's return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because each fund invests in fixed-income securities, common stocks represent a different type of investment from the funds. Common stocks generally offer greater growth potential than the funds, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than fixed-income investments such as the funds. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's returns, do not include the effect of brokerage commissions or other costs of investing.

The following tables show the growth in value of a hypothetical $10,000 investment in each fund during the 10-year period ended June 30, 1999, assuming all distributions were reinvested. Returns are based on past results and are not an indication of future performance. Tax consequences of different investments have not been factored into the figures below.

During the 10-year period ended June 30, 1999, a hypothetical $10,000 investment in Cash Portfolio would have grown to $______.

CASH PORTFOLIO                                                                                                     INDEXES

June 30, 1999
Ended            Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value  S&P 500
                 Investment                Distributions                 Gain Distributions

1999             $                         $                             $                            $            $

1998             $                         $                             $                            $            $

1997             $                         $                             $                            $            $

1996             $                         $                             $                            $            $

1995             $                         $                             $                            $            $

1994             $                         $                             $                            $            $

1993             $                         $                             $                            $            $

1992             $                         $                             $                            $            $

1991             $                         $                             $                            $            $

1990             $                         $                             $                            $            $



CASH PORTFOLIO       INDEXES

June 30, 1999 Ended  DJIA  Cost of Living


1999                 $     $

1998                 $     $

1997                 $     $

1996                 $     $

1995                 $     $

1994                 $     $

1993                 $     $

1992                 $     $

1991                 $     $

1990                 $     $


Explanatory Notes: With an initial investment of $10,000 in Cash Portfolio on July 1, 1989, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends. [Cash Portfolio did not distribute any capital gains during the period.]

During the 10-year period ended June 30, 1999, a hypothetical $10,000 investment in Term Portfolio would have grown to $______.


TERM PORTFOLIO                                                                                                     INDEXES

June 30, 1999
Ended            Value of Initial $10,000  Value of Reinvested Dividend  Value of Reinvested Capital  Total Value  S&P 500
                 Investment                Distributions                 Gain Distributions

1999             $                         $                             $                            $            $

1998             $                         $                             $                            $            $

1997             $                         $                             $                            $            $

1996             $                         $                             $                            $            $

1995             $                         $                             $                            $            $

1994             $                         $                             $                            $            $

1993             $                         $                             $                            $            $

1992             $                         $                             $                            $            $

1991             $                         $                             $                            $            $

1990             $                         $                             $                            $            $



TERM PORTFOLIO       INDEXES

June 30, 1999 Ended  DJIA  Cost of Living


1999                 $     $

1998                 $     $

1997                 $     $

1996                 $     $

1995                 $     $

1994                 $     $

1993                 $     $

1992                 $     $

1991                 $     $

1990                 $     $


Explanatory Notes: With an initial investment of $10,000 in Term Portfolio on July 1, 1989, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $______. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $______ for dividends and $______ for capital gain distributions.

PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indexes prepared by Lipper or other organizations. When comparing these indexes, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.

From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising. A bond fund may advertise risk ratings, including symbols or numbers, prepared by independent rating agencies.

A fund's performance may also be compared to that of the benchmark index representing the universe of securities in which the fund may invest. The return of the index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike a fund's returns, however, the index's returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.

Term Portfolio may compare its performance to that of the Lehman
Brothers 1-Year Treasury Index, a one security index which at the beginning of every month selects the Treasury maturing closest to but not beyond one year from that date.

A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.

Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes.

Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates returns in the same method as the funds. The funds may also compare performance to that of other compilations or indexes that may be developed and made available in the future.

Cash Portfolio may compare its performance or the performance of securities in which it may invest to averages published by IBC Financial Data, Inc. of Ashland, Massachusetts. These averages assume reinvestment of distributions. IBC's MONEY FUND REPORT AVERAGES(trademark)/IBC All-Taxable Money Market Index, which is reported in IBC's MONEY FUND REPORT(trademark), covers over ___ money market funds.

In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.

A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.

VOLATILITY. Term Portfolio may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, Term Portfolio may also discuss or illustrate examples of interest rate sensitivity.

MOMENTUM INDICATORS indicate price movements over specific periods of time for Term Portfolio. Each point on the momentum indicator represents a fund's percentage change in price movements over that period.

Term Portfolio may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

As of June 30, 1999, FMR advised over $__ billion in municipal fund assets, $__ billion in taxable fixed-income fund assets, $__ billion in money market fund assets, $__ billion in equity fund assets, $__ billion in international fund assets, and $__ billion in Spartan fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.

In addition to performance rankings, a fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. A fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing each fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

DISTRIBUTIONS AND TAXES

DIVIDENDS. Because each fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders. Short-term capital gains are taxable as dividends, but do not qualify for the dividends-received deduction.

CAPITAL GAIN DISTRIBUTIONS. Each fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains. Cash Portfolio may distribute any net realized capital gains once a year or more often, as necessary.

[As of June 30, 1999, Cash Portfolio had a capital loss carryforward aggregating approximately $____. This loss carryforward, of which $___, $___, and $___will expire on June 30, 200_, ____, and ____ , respectively, is available to offset future capital gains.]

[As of June 30, 1999, Term Portfolio had a capital loss carryforward aggregating approximately $____. This loss carryforward, of which $___, $___, and $___will expire on June 30, 200_, ____, and ____ , respectively, is available to offset future capital gains.]

STATE AND LOCAL TAX ISSUES. For mutual funds organized as business trusts, state law provides for a pass-through of the state and local income tax exemption afforded to direct owners of U.S. Government securities. Some states limit this pass-through to mutual funds that invest a certain amount in U.S. Government securities, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for this benefit. The tax treatment of your dividends from a fund will be the same as if you directly owned a proportionate share of the U.S. Government securities. Because the income earned on certain U.S. Government securities is exempt from state and local personal income taxes, the portion of dividends from a fund attributable to these securities will also be free from state and local personal income taxes. The exemption from state and local personal income taxation does not preclude states from assessing other taxes on the ownership of U.S. Government securities.

TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.

OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees and executive officers of the trust are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The business address of each Trustee and officer who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with the trust, FMR, or Sterling are indicated by an asterisk (*).

*WILLIAM L. BYRNES    (77    ), President and Trustee, is a Director
of Fidelity International Limited and Vice Chairman, a Director and Managing Director of FMR Corp.

JOHN DAVID "J.D." FOUST (   71    ), Trustee, is a financial
consultant (Robinson-Humphrey Company Inc., 1995). Prior to 1995, Mr. Foust was a financial consultant to Donaldson, Lufkin, & Jenrette Securities Corporation (1990-1995). Prior to 1990, he served as Deputy State Treasurer and Secretary of the Local Government Commission
(1977-1989).    He also serves as financial consultant to the North
Carolina Global Trans. Park Authority.

*W. OLIN NISBET III    (59    ), Trustee and Vice President, is
Chairman and Director of Sterling Capital and Chairman and Director of Sterling. Mr. Nisbet is a rotating director of United Asset Management Corporation (1988 and 1994) and serves as Governor of the Investment Counsel Association of America (since 1988), an Advisor of the Kitty Hawk Capital-Venture Capital partnership (1988), and a Chairman (1997) and a Trustee of Davidson College (1987).

HELEN A. POWERS    (74)    , Trustee. Prior to Ms. Powers' retirement
in April 1990, she served as Secretary of the North Carolina Department of Revenue (1985-1990). Prior to 1985 she was Senior Vice President of North Carolina National Bank (now NationsBank). She served as a member of the North Carolina Banking Commission (1981-1985). In April 1995, Ms. Powers was reappointed to serve as a member of the North Carolina Banking Commission. Ms. Powers is a trustee of Warren Wilson College (1992) and the North Carolina Community Foundation (1997), a director of Memorial Mission Medical Center (1991) and the Memorial Mission Foundation (1993), for which the New Women's Health Center in Asheville, N.C. has been designated the HELEN POWERS WOMEN'S HEALTH CENTER.

BERTRAM H. WITHAM (   80    ), Trustee and Chairman of the Board, is
Chairman and Director of Preferred Lodging Systems (property management), Director and member of the Executive Committee of Bill Glass Ministries, and Trustee of other funds advised by FMR.
Previously, he served as a consultant (Treasurer until his retirement in 1987) to IBM Corp.

ROBERT C. POZEN    (52),     Senior Vice President (1997), is Chairman
and Director of FMR (1997); and President and Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management and Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far
East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp. He is a Trustee of other funds advised by FMR.

J. CALVIN RIVERS, JR.    (53    ), Vice President (1992), is Director
and Executive Vice President of Sterling Capital and Director and
President of Sterling.    Mr. Rivers is also a director of Bojangle's
Inc. (1998).

BOYCE I. GREER (43), is Vice President of Cash Portfolio (1997)   ,
Vice President of Term Portfolio (1999),     Group Leader of the Money
Market Group (1997), Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Greer served as the Leader of the Fixed-Income Group for Fidelity Management Trust Company (1993-1995) and was Vice President and Group Leader of Municipal Fixed-Income Investments (1996-1997).

FRED L. HENNING, JR.    (60)    , is Vice President of Fidelity's
Fixed-Income Group (1995), Senior Vice President of FMR (1995), and Senior Vice President of FIMM (1998). Before assuming his current responsibilities, Mr. Henning was head of Fidelity's Money Market Division.

   ROBERT DUBY (53), is Vice President of North Carolina Capital
Management Trust: Cash Portfolio and Term Portfolio (1999) and other funds advised by FMR. Prior to his current responsibilities, Mr. Duby has managed a variety of Fidelity funds.

ERIC D. ROITER    (50),     Secretary (1998), is Vice President (1998)
and General Counsel of FMR (1998) and Vice President and Clerk of FDC
(1998). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

RICHARD A. SILVER    (52)    , Treasurer (1997), is Treasurer of the
Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).

MATTHEW N. KARSTETTER (37) , Deputy Treasurer (1998), is Deputy Treasurer of the Fidelity funds and is an employee of FMR (1998). Before joining FMR, Mr. Karstetter served as Vice President of Investment Accounting and Treasurer of IDS Mutual Funds at American Express Financial Advisors (1996-1998). Prior to 1996, Mr. Karstetter was Vice President, Mutual Fund Services at State Street Bank & Trust (1991-1996).

JOHN H. COSTELLO    (52    ), Assistant Treasurer, is an employee of
FMR.

LEONARD M. RUSH (   53    ), Assistant Treasurer (1994), is an
employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage
Services, Inc. (1990-1993).

THOMAS J. SIMPSON    (40),     Assistant Treasurer (1996), is
Assistant Treasurer of Fidelity's Fixed-Income Funds (1998) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

DAVID H. POTEL    (42),     Assistant Secretary, is an employee of FMR
Corp.

The following table sets forth information describing the compensation of each Trustee of each fund for his or her services for the fiscal year ended June 30, 1999.

COMPENSATION TABLE

Trustees             Aggregate Compensation from  Aggregate Compensation from  Total Compensation from the
                     Cash Portfolio*              Term Portfolio*              Fund Complex** A

William L. Byrnes+   $                            $                            $

John David Foust     $                            $                            $

W. Olin Nisbet III+  $                            $                            $

Helen A. Powers      $                            $                            $

Bertram H. Witham    $                            $                            $


* Includes compensation paid to the Trustees by each fund. For the fiscal year ended June 30, 1999, certain of the non-interested trustees' aggregate compensation from a fund includes accrued deferred compensation as follows: Helen A. Powers, $______ and Bertram H. Witham $_______. The Trustees do not receive any pension or retirement benefits from the funds as compensation for their services as trustees of the funds.

** Information is for the calendar year ended December 31, 1998 for 235 funds in the Fund Complex. Mr. Witham is a Director or Trustee of four investment companies in the Fund Complex, including Cash Portfolio and Term Portfolio. Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996 by the other open-end investment companies in the Fund Complex (the "other Open-End Funds"), Mr. Witham may receive payments from the "other Open-End Funds" during his lifetime based on his basic trustee fees and length of service. The obligation of the "other Open-End Funds" to make such payments is neither secured nor funded. Mr. Witham became eligible to participate in the program at the end of the calendar year in which he reached age 72. During the fiscal year ended June 30, 1999, he received $______ in payments under that retirement program.

+ Messrs. Byrnes and Nisbet, who are "interested persons" of Cash Portfolio and Term Portfolio, do not receive any compensation from Cash Portfolio or Term Portfolio or other investment companies in the Fund Complex for their services as Trustees and are compensated by FMR.

The non-interested Trustees may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of a Deferred Compensation Plan (the Plan). Interest is accrued on amounts deferred under the Plan. A fund's obligation to make payments of amounts accrued under the Plan is a general unsecured obligation of the fund payable solely from the fund's general assets and property. Deferral of Trustees' fees in accordance with the Plan will not obligate any fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. The Plan is administered under the direction of, and may be interpreted, amended or supplemented by, the Trustees acting by majority vote (excluding any Trustee whose benefit is the subject of such vote.)

The Trustees and officers of each fund are not eligible investors in the funds. As of June 30, 1999, therefore, the Trustees and officers of each fund did not own any of the outstanding shares of the funds.

[As of ______, the following owned of record or beneficially 5% or more (up to and including 25%) of ______'s outstanding shares:]

[As of ______, approximately ____% of ______'s total outstanding shares were held by ______; approximately ___% of ______'s total outstanding shares were held by ______; and approximately ___% of ______'s total outstanding shares were held by ______.]

[A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.]

CONTROL OF INVESTMENT ADVISER

FMR Corp., organized in 1972, is the ultimate parent company of FMR and FIMM. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing
Company, which provides marketing services to various companies within the Fidelity organization.

Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

MANAGEMENT SERVICES. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

MANAGEMENT-RELATED EXPENSES. Under the terms of each fund's management contract, each fund is responsible for payment of all expenses other than those specifically payable by FMR. Expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to shareholders and all other expenses of proxy solicitations and shareholder meetings, legal expenses, fees of the custodian, auditor and interested Trustees, each fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund's management contract further provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. FMR also pays all fees associated with transfer agent, dividend disbursing, and shareholder services and pricing and bookkeeping services.

Each fund pays the following expenses: fees and expenses of the non-interested Trustees, interest, taxes, brokerage commissions (if any), and such nonrecurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

MANAGEMENT FEES. For the services of FMR under each management contract, each fund pays FMR a monthly management fee at the annual rate of 0.350% of the fund's average net assets through $1.0 billion; 0.320% of the fund's average net assets in excess of $1.0 billion through $2.0 billion; and 0.290% of the fund's average net assets in excess of $2.0 billion, throughout the month.

The management fee paid to FMR by each fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years, and the amount of credits reducing management fees for each fund.

Fund            Fiscal Years Ended June 30,  Amount of Credits Reducing  Management Fees Paid to FMR
                1999                         Management Fees

Cash Portfolio  1999                         $                           $ *

                1998                         $                           $ *

                1997                         $                           $ *

Term Portfolio  1999                         $                           $ *

                1998                         $                           $ *

                1997                         $                           $ *


* After reduction of fees and expenses paid by the fund to the non-interested Trustees.

During the reporting period, FMR voluntarily modified the breakpoints in the management fee rate schedule on January 1, 1998 to provide for lower management fee rates as assets under management increase.

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses), which is subject to revision or termination. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a fund's returns and yield, and repayment of the reimbursement by a fund will lower its returns and yield.

SUB-ADVISER. FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has primary responsibility for choosing investments for each fund. Prior to January 23, 1998, FMR Texas Inc. (FMR Texas) had primary responsibility for providing investment management services to Cash Portfolio. On January 23, 1998, FMR Texas was merged into FIMM, which succeeded to the operations of FMR Texas.

Under the terms of the sub-advisory agreement, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with Cash Portfolio after payments, if any, made by FMR pursuant to the fund's Distribution and Service Plan. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

On behalf of Cash Portfolio, for the fiscal years ended June 30, 1998, 1997, and 1996, FMR paid FMR Texas fees of $______, $______, and $_____, respectively. On behalf of Cash Portfolio, for the fiscal year ended June 30, 1999 and 1998, FMR paid FIMM a fee of $______ and $______, respectively.

   On behalf of Term Portfolio for the fiscal year ended June 30, 1999, FMR paid FIMM a fee of ______.

DISTRIBUTION SERVICES

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

FDC in turn has entered into a distribution and service agent agreement with Sterling, a wholly-owned subsidiary of Sterling Capital Management Company (Sterling Capital), headquartered in Charlotte, NC, which is an affiliate of United Asset Management Corporation, Boston, MA. Under the terms of the agreement, Sterling has assumed from FDC primary responsibility for the distribution of each fund's shares.

The Trustees have approved Distribution and Service Plans on behalf of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow the funds and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the funds of distribution expenses.

Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. In addition, each Plan provides that FMR, through FDC, may pay Sterling for providing those services.

Pursuant to each Plan, FMR pays Sterling, through FDC, a monthly 12b-1 fee at an annual rate according to the following schedule: 0.150% of average net assets through $1.0 billion; 0.150% of average net assets in excess of $1.0 billion through $2.0 billion; and 0.140% of average net assets in excess of $2.0 billion. Average net assets are determined at the close of business on each day throughout the month.

For the fiscal year ended June 30, 1999, FMR paid Sterling, through FDC, 12b-1 fees of $____ on behalf of Cash Portfolio and $____ on behalf of Term Portfolio.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the funds might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each fund has entered into a transfer agent agreement with FIIOC, an affiliate of FMR. Under the terms of the agreements, FIIOC performs transfer agency, dividend disbursing, and shareholder services for each fund.

For providing transfer agency services, FIIOC receives an asset-based fee paid monthly with respect to each account in a fund.

FIIOC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Each fund has also entered into a service agent agreement with FSC, an affiliate of FMR. Under the terms of the agreement, FSC calculates the NAV and dividends for each fund and maintains each fund's portfolio and general accounting records.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

For Cash Portfolio and Term Portfolio, FMR bears the cost of transfer agency, dividend disbursing, and shareholder services, pricing and bookkeeping services, and administration of the securities lending program, as applicable, under the terms of its management contract with each fund.

DESCRIPTION OF THE TRUST

TRUST ORGANIZATION. Cash Portfolio and Term Portfolio are funds of The North Carolina Capital Management Trust, an open-end management investment company organized as a Massachusetts business trust on April 26, 1982, and amended and restated on November 1, 1987.
Currently, there are two funds in The North Carolina Capital
Management Trust: Cash Portfolio and Term Portfolio. The Trustees are permitted to create additional funds in the trust.

The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.

SHAREHOLDER LIABILITY. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust shall include a provision limiting the obligations created thereby to the trust and its assets.

The Declaration of Trust provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you are entitled to one vote for each share that you own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund and by class.

The trust or any of its funds may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by a vote of shareholders of the trust or the fund. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.

 CUSTODIAN. First Union National Bank of North Carolina, Two First Union Center, Charlotte, North Carolina, is custodian of the assets of the funds. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as special purpose custodian of certain assets in connection with repurchase agreement transactions.

FMR, its officers and directors, its affiliated companies, and members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

AUDITOR. ______ serves as independent accountant for each fund. The auditor examines financial statements for the funds and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

The funds' financial statements and financial highlights for the
fiscal year ended June 30,    1999,     and report of the auditor, are
included in the funds' annual report and are incorporated herein by reference.

APPENDIX

   Fidelity, Fidelity Investments, and Fidelity Focus are registered trademarks of FMR Corp.

   THE THIRD PARTY MARKS APPEARING ABOVE ARE THE MARKS OF THEIR
RESPECTIVE OWNERS.

PART C.  OTHER INFORMATION

Item 23. Exhibits

 (a) (1) Amended and Restated Declaration of Trust dated November 1, 1987, was electronically filed and is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 28.

       (2) Supplement to the Declaration of Trust, dated October 18, 1993, was electronically filed and is incorporated herein by reference as Exhibit 1(a) to Post-Effective Amendment No. 28.

 (b) By-Laws of the Trust were electronically filed and are incorporated herein by reference to Exhibit 2 of Post-Effective Amendment No. 28.

 (c) Not applicable.

 (d)   (1) Management Contract between The North Carolina Capital
           Management Trust: Term Portfolio and Fidelity Management & Research Company, dated January 22, 1996, was electronically filed and is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 33.

       (2) Management Contract between The North Carolina Capital
           Management Trust: Cash Portfolio and Fidelity Management & Research Company, dated January 22, 1996, was electronically filed and is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 33.

       (3) Sub-Advisory Agreement between FMR Texas Inc. (currently known as Fidelity Investments Money Management, Inc.) and Fidelity Management & Research Company on behalf of Cash Portfolio dated January 1, 1991 was electronically filed and is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 28.

       (4) Sub-Advisory Agreement between Fidelity Management & Research Company, Fidelity Investments Money Management, Inc., and the Registrant, on behalf of The North Carolina Capital Management Trust: Term Portfolio, dated January 1, 1999, is filed herein as Exhibit d(4).

 (e) (1) General Distribution Agreement between The North Carolina Capital Management Trust: Cash Portfolio and Fidelity
           Distributors Corporation dated April 30, 1997 was electronically filed and is incorporated herein by reference to Exhibit 6(a) of Post-Effective Amendment No. 36.

       (2) General Distribution Agreement between The North Carolina Capital Management Trust: Term Portfolio and Fidelity
           Distributors Corporation dated April 30, 1997 was electronically filed and is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 36.

 (f) Non-interested Trustees' Deferred Compensation Plan dated June 15, 1992 for The North Carolina Cash Management Trust (currently known as The North Carolina Capital Management Trust) was electronically filed and is incorporated herein by reference to
     Exhibit 7 of Post-Effective Amendment No. 36.

 (g) (1) Custodian Agreement, Appendix A, Appendix B, and Appendix C between Registrant and First Union National Bank of North Carolina dated December 6, 1991 was electronically filed and is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 30.

       (2) Fidelity Group Repo Custodian Agreement among The Bank of New York, J. P. Morgan Securities, Inc., and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

       (3) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and the Registrant, dated February 12, 1996, is incorporated herein by reference to
           Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

       (4) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

       (5) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31

       (6) Joint Trading Account Custody Agreement between The Bank of New York and the Registrant, dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

       (7) First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and the Registrant, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

 (h) Not applicable.

 (i) Not applicable.

 (j) Not applicable.

 (j) Not applicable.

 (k) Not applicable.

 (l) Not applicable.

 (m) (1) Distribution and Service Plan between The North Carolina Capital Management Trust: Term Portfolio and Fidelity
          Distributors Corporation dated January 22, 1996 was electronically filed and is incorporated herein by reference to Exhibit 15(a) of Post-Effective Amendment No. 33.

      (2) Distribution and Service Plan between The North Carolina Capital Management Trust: Cash Portfolio and Fidelity
          Distributors Corporation dated January 22, 1996 was electronically filed and is incorporated herein by reference to Exhibit 15(b) of Post-Effective Amendment No. 33.

      (3) Distribution and Service Agent Agreement between Fidelity Distributors Corporation and Sterling Capital Distributors, Inc., on behalf of Term Portfolio, dated January 22, 1996 was electronically filed and is incorporated herein by reference to Exhibit 15(c) of Post-Effective Amendment No. 33.

      (4) Distribution and Service Agent Agreement between Fidelity Distributors Corporation and Sterling Capital Distributors, Inc., on behalf of Cash Portfolio, dated January 22, 1996 was electronically filed and is incorporated herein by reference to Exhibit 15(d) of Post-Effective Amendment No. 33.

      (5) Amendment to Distribution and Service Plan between The North Carolina Capital Management Trust: Term Portfolio and
          Fidelity Distributors Corporation was electronically filed and is incorporated herein by reference to Exhibit 15(e) of Post-Effective Amendment No. 36.

      (6) Amendment to Distribution and Service Plan between The North Carolina Capital Management Trust: Cash Portfolio and
          Fidelity Distributors Corporation was electronically filed and is incorporated herein by reference to Exhibit 15(f) of Post-Effective Amendment No. 36.

      (7) Amendment to Distribution and Service Agent Agreement between Fidelity Distributors Corporation and Sterling
          Capital Distributors, Inc., on behalf of Term Portfolio, was electronically filed and is incorporated herein by reference to Exhibit 15(g) of Post-Effective Amendment No. 36.

      (8) Amendment to Distribution and Service Agent Agreement between Fidelity Distributors Corporation and Sterling
          Capital Distributors, Inc., on behalf of Cash Portfolio, was electronically filed and is incorporated herein by reference to Exhibit 15(h) of Post-Effective Amendment No. 36.

 (n) Not applicable.

 (o) Not applicable.

Item 24. Trusts Controlled by or under Common Control with this Trust

 The Board of Trustees of the Trust is not the same as the board of the Fidelity funds, each of which has Fidelity Management & Research Company, or an affiliate, as its investment adviser. The officers of the Trust are elected separately and are different from those of the Fidelity funds. The Trust takes the position that it is not under common control with the Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.

Item 25. Indemnification

 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

 Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

 Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, Inc. ("FIIOC") is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC's performance under the Transfer Agency Agreement; or

 (2) any claim, demand, action or suit (except to the extent contributed to by FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC's acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Item 26. Business and Other Connections of Investment Advisers

 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)
      82 Devonshire Street, Boston, MA 02109

 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d       Chairman of the Board and
                           Director of FMR; President
                           and Chief Executive Officer
                           of FMR Corp.; Chairman of
                           the Board and Director of
                           FMR Corp., Fidelity
                           Investments Money
                           Management, Inc. (FIMM),
                           Fidelity Management &
                           Research (U.K.) Inc. (FMR
                           U.K.), and Fidelity
                           Management & Research (Far
                           East) Inc. (FMR Far East);
                           Chairman of the Executive
                           Committee of FMR; Director
                           of Fidelity Investments
                           Japan Limited (FIJ);
                           President and Trustee of
                           funds advised by FMR.



Robert C. Pozen            President and Director of
                           FMR; Senior Vice President
                           and Trustee of funds advised
                           by FMR; President and
                           Director of FIMM, FMR U.K.,
                           and FMR Far East;
                           Previously, General Counsel,
                           Managing Director, and
                           Senior Vice President of FMR
                           Corp.



Peter S. Lynch             Vice Chairman of the Board
                           and Director of FMR.



John H. Carlson            Vice President of FMR and of
                           funds advised by FMR.



Dwight D. Churchill        Senior Vice President of FMR
                           and Vice President of Bond
                           Funds advised by FMR; Vice
                           President of FIMM.



Brian Clancy               Vice President of FMR and
                           Treasurer of FMR, FIMM, FMR
                           U.K., and FMR Far East.



Barry Coffman              Vice President of FMR.



Arieh Coll                 Vice President of FMR.



Frederic G. Corneel        Tax Counsel of FMR.



Stephen G. Manning         Assistant Treasurer of FMR,
                           FIMM, FMR U.K., FMR Far
                           East; Vice President and
                           Treasurer of FMR Corp.;
                           Treasurer of Strategic
                           Advisers, Inc.



William Danoff             Senior Vice President of FMR
                           and Vice President of a fund
                           advised by FMR.



Scott E. DeSano            Vice President of FMR.



Penelope Dobkin            Vice President of FMR and of
                           a fund advised by FMR.



Walter C. Donovan          Vice President of FMR.



Bettina Doulton            Vice President of FMR and of
                           funds advised by FMR.



Margaret L. Eagle          Vice President of FMR and of
                           funds advised by FMR.



William R. Ebsworth        Vice President of FMR.



Richard B. Fentin          Senior Vice President of FMR
                           and Vice President of a fund
                           advised by FMR.



Gregory Fraser             Vice President of FMR and of
                           a fund advised by FMR.



Jay Freedman               Assistant Clerk of FMR; Clerk
                           of FMR Corp., FMR U.K., FMR
                           Far East, and Strategic
                           Advisers, Inc.; Secretary of
                           FIMM; Associate General
                           Counsel FMR Corp.



David L. Glancy            Vice President of FMR and of
                           a fund advised by FMR.



Barry A. Greenfield        Vice President of FMR and of
                           a fund advised by FMR.



Boyce I. Greer             Senior Vice President of FMR
                           and Vice President of Money
                           Market Funds advised by FMR;
                           Vice President of FIMM.



Bart A. Grenier            Senior Vice President of FMR;
                           Vice President of
                           High-Income Funds advised by
                           FMR.



Robert J. Haber            Vice President of FMR.



Richard C. Habermann       Senior Vice President of FMR;
                           Vice President of funds
                           advised by FMR.



Fred L. Henning Jr.        Senior Vice President of FMR
                           and Vice President of
                           Fixed-Income Funds advised
                           by FMR.



Bruce T. Herring           Vice President of FMR.



Robert F. Hill             Vice President of FMR;
                           Director of Technical
                           Research.



Abigail P. Johnson         Senior Vice President of FMR
                           and Vice President of funds
                           advised by FMR;  Director of
                           FMR Corp.; Associate
                           Director and Senior Vice
                           President of Equity Funds
                           advised by FMR.



David B. Jones             Vice President of FMR.



Steven Kaye                Senior Vice President of FMR
                           and of a fund advised by FMR.



Francis V. Knox            Vice President of FMR;
                           Compliance Officer of FMR
                           U.K. and FMR Far East.



Harris Leviton             Vice President of FMR and of
                           a fund advised by FMR.



Bradford E. Lewis          Vice President of FMR and of
                           funds advised by FMR.



Richard R. Mace Jr.        Vice President of FMR and of
                           funds advised by FMR.



Charles A. Mangum          Vice President of FMR and of
                           a fund advised by FMR.



Kevin McCarey              Vice President of FMR and of
                           a fund advised by FMR.



Neal P. Miller             Vice President of FMR.



Jacques Perold             Vice President of FMR.



Alan Radlo                 Vice President of FMR.



Eric D. Roiter             Vice President and General
                           Counsel and Clerk of FMR and
                           Secretary of funds advised
                           by FMR.



Lee H. Sandwen             Vice President of FMR.



Patricia A. Satterthwaite  Vice President of FMR and of
                           a fund advised by FMR.



Fergus Shiel               Vice President of FMR.



Richard A. Silver          Vice President of FMR.



Carol A. Smith-Fachetti    Vice President of FMR.



Steven J. Snider           Vice President of FMR and of
                           funds advised by FMR.



Thomas T. Soviero          Vice President of FMR and of
                           a fund advised by FMR.



Richard Spillane           Senior Vice President of FMR;
                           Associate Director and
                           Senior Vice President of
                           Equity Funds advised by FMR;
                           Previously, Senior Vice
                           President and Director of
                           Operations and Compliance of
                           FMR U.K.



Thomas M. Sprague          Vice President of FMR and of
                           funds advised by FMR.



Robert E. Stansky          Senior Vice President of FMR
                           and Vice President of a fund
                           advised by FMR.



Scott D. Stewart           Vice President of FMR.



Thomas Sweeney             Vice President of FMR.



Beth F. Terrana            Senior Vice President of FMR
                           and Vice President of a fund
                           advised by FMR.



Yoko Tilley                Vice President of FMR.



Joel C. Tillinghast        Vice President of FMR and of
                           a fund advised by FMR.



Robert Tuckett             Vice President of FMR.



Jennifer Uhrig             Vice President of FMR and of
                           funds advised by FMR.



George A. Vanderheiden     Senior Vice President of FMR
                           and Vice President of funds
                           advised by FMR; Director of
                           FMR Corp.



Steven S. Wymer            Vice President of FMR and of
                           a fund advised by FMR.






(2)  FIDELITY INVESTMENTS MONEY MANAGEMENT, INC. (FIMM)
     Contra Way, Merrimack, NH 03054

 FIMM provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d    Chairman of the Board and
                        Director of FIMM, FMR, FMR
                        Corp., FMR Far East, and FMR
                        U.K.; Chairman of the
                        Executive Committee of FMR;
                        President and Chief
                        Executive Officer of FMR
                        Corp.; Director of Fidelity
                        Investments Japan Limited
                        (FIJ); President and Trustee
                        of funds advised by FMR.



Robert C. Pozen         President and Director of
                        FIMM; Senior Vice President
                        and Trustee of funds advised
                        by FMR; President and
                        Director of FIMM, FMR U.K.,
                        and FMR Far East;
                        Previously, General Counsel,
                        Managing Director, and
                        Senior Vice President of FMR
                        Corp.



Fred L. Henning Jr.     Senior Vice President of
                        FIMM; Senior Vice President
                        of FMR and Vice President of
                        Fixed-Income Funds advised
                        by FMR.



Boyce I. Greer          Vice President of FIMM;
                        Senior Vice President of FMR
                        and Vice President of Money
                        Market Funds advised by FMR.



Dwight D. Churchill     Vice President of FIMM;
                        Senior Vice President of FMR
                        and Vice President of Bond
                        Funds advised by FMR.



Brian Clancy            Treasurer of FIMM, FMR Far
                        East, FMR U.K., and FMR and
                        Vice President of FMR.



Jay Freedman            Secretary of FIMM; Clerk of
                        FMR U.K., FMR Far East, FMR
                        Corp. and Strategic
                        Advisers, Inc.; Assistant
                        Clerk of FMR; Secretary of
                        FIMM; Associate General
                        Counsel FMR Corp.



Susan Englander Hislop  Assistant Clerk of FIMM, FMR
                        U.K. and FMR Far East.



Stephen G. Manning      Assistant Treasurer of FIMM,
                        FMR U.K., FMR Far East, and
                        FMR; Vice President and
                        Treasurer of FMR Corp.;
                        Treasurer of Strategic
                        Advisers, Inc.





Item 27. Principal Underwriters

(a) Fidelity Distributors Corporation (FDC) acts as distributor for all funds advised by FMR or an affiliate.

(b)

Name and Principal    Positions and Offices     Positions and Offices

Business Address*     with Underwriter          with Fund

Edward C. Johnson 3d  Director                  Trustee and President

Michael Mlinac        Director                  None

James Curvey          Director                  None

Martha B. Willis      President                 None

Eric D. Roiter        Vice President            Secretary

Caron Ketchum         Treasurer and Controller  None

Gary Greenstein       Assistant Treasurer       None

Jay Freedman          Assistant Clerk           None

Linda Holland         Compliance Officer        None

* 82 Devonshire Street, Boston, MA

 (c) Not applicable.

Item 28. Location of Accounts and Records

 All accounts, books, and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company, Fidelity Service Company, Inc. or Fidelity Investments Institutional Operations Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the fundS' custodian, First Union National Bank of North Carolina, Two First Union Center, Charlotte, NC.

Item 29. Management Services

  Not applicable.

 SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 39 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 11th day of June 1999.

THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST
By /s/ William L. Byrnes                      +
William L. Byrnes, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)                    (Title)            (Date)

 /s/ Richard A. Silver          Treasurer          June 11, 1999
 Richard A. Silver

 /s/ William L. Byrnes          Trustee            June 11, 1999
 * William L. Byrnes

 /s/ John David Foust           Trustee            June 11, 1999
 * John David Foust

 /s/ W. Olin Nisbet III         Trustee            June 11, 1999
 * W. Olin Nisbet III

 /s/ Helen A. Powers            Trustee            June 11, 1999
 ** Helen A. Powers

 /s/ Bertram H. Witham          Trustee            June 11, 1999
 * Bertram H. Witham


+ Signature affixed by Eric D. Roiter pursuant to a power of attorney dated April 24, 1998 and filed herewith.

* Signatures affixed by Robert C. Hacker pursuant to a power of attorney dated April 17, 1991 and filed herewith.

** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated July 17, 1991 and filed herewith.


POWER OF ATTORNEY

 I, the undersigned President of The North Carolina Capital Management
Trust: Cash Portfolio and Term Portfolio (collectively, the "Trust"), hereby constitute and appoint Eric D. Roiter my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Trust on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after April 24, 1998.

 WITNESS my hand as of the date set forth below.

/s/ William L. Byrnes       April 24, 1998
William L. Byrnes

POWER OF ATTORNEY

 I, the undersigned Trustee of The North Carolina Cash Management
Trust: Cash Portfolio and Term Portfolio (the Trust), hereby severally constitute and appoint Arthur J. Brown, Robert C. Hacker, Richard M. Phillips, Dana L. Platt and Arthur C. Delibert, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Pre-Effective Amendments to any Registration Statements of the Trust, any and all subsequent Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

 WITNESS my hand on this 17th day of July 1991

/s/Helen A. Powers
Helen A. Powers

POWER OF ATTORNEY

 We, the undersigned Trustees of The North Carolina Cash Management
Trust: Cash Portfolio and Term Portfolio (the Trust), hereby severally constitute and appoint Arthur J. Brown, Robert C. Hacker, Richard M. Phillips, Dana L. Platt and Arthur C. Delibert, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our name in the appropriate capacities, all Pre-Effective Amendments to any Registration Statements of the Trust, any and all subsequent Post-Effective Amendments to said Registration Statements, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

 WITNESS our hands on this 17th day of April 1991

/s/William L. Byrnes
William L. Byrnes


/s/John David Foust
John David Foust


/s/W. Olin Nisbet III
W. Olin Nisbet III

/s/Helen A. Powers
Helen A. Powers

/s/Bertram H. Witham
Bertram H. Witham